I UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SofTech, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

SofTech, Inc.

To be held January 21, 2009

_____________________

TO THE SHAREHOLDERS OF

SofTech, Inc.:

Notice is hereby given that an Annual Meeting (the "Annual Meeting" or “Meeting”) of shareholders of SofTech, Inc. ("SofTech" or the "Company") will be held at our corporate offices located at 59 Composite Way, Suite 401, Lowell, Massachusetts, 01851, on Wednesday, January 21, 2009 at 10:00 a.m. local time for the following purposes:

1.

To elect one (1) Class I Director to serve until the next Annual Meeting of stockholders in 2010 and until his successor is elected and qualified;

2.

To elect two (2) Class II Directors to serve until the second succeeding Annual Meeting of stockholders in 2011 and until their respective successors are elected and qualified;

3.

To elect two (2) Class III Directors to serve until the third succeeding Annual Meeting of stockholders in 2012 until their respective successors are elected and qualified;

4.

To ratify the appointment of Vitale, Caturano & Company LTD, as our independent public accountants for the fiscal year ending May 31, 2009; and

5.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 1, 2008 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on December 1, 2008 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 21, 2009:

The Proxy Statement, the SofTech Annual Report for the fiscal year ended May 31, 2008 and the Proxy Card are available at www.softech.com/annualmeeting.

SofTech, Inc.
59 Composite Way, Suite 401
Lowell, MA 01851
(978) 458-3420

_____________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 21, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of SofTech, Inc. common stock, par value $.10 per share, in connection with the solicitation of proxies by the Board of Directors of SofTech, Inc., for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 59 Composite Way, Suite 401, Lowell, Massachusetts, USA, 01851, on Wednesday, January 21, 2009 at 10:00 a.m. local time.  Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K , as amended, for the year ended May 31, 2008, as amended, also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about December 10, 2008.

Shareholder Proposals

Voting of Shares by Proxy

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 59 Composite Way, Suite 401, Lowell, MA 01851, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

Record Date

The close of business on December 1, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, we had outstanding 12,213,236 shares of common stock, par value $.10 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting.  On all other matters being submitted to stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposals to elect directors and to ratify the appointment of Vitale, Caturano & Company LTD as our independent public accountants for the fiscal year ending May 31, 2009.

The persons named as the proxies, Jean J. Croteau and Amy E. McGuire, were selected by the Board of Directors and are our executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon ratifying the appointment of Vitale, Caturano & Company LTD as our independent public accountants for the fiscal year ending May 31, 2009.

All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of stockholders.

Business to be Transacted

At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•

Election of Directors:  To elect one Class I Director, two Class II Directors and two Class III Directors.  Directors are elected by a plurality of the votes of the shares of common stock present, in person or represented by properly executed proxy at the Annual Meeting.

•

Ratification of the appointment of Vitale, Caturano & Company LTD as our independent public accountants for the fiscal year ending May 31, 2009:  To be approved, this proposal must receive the affirmative vote of a majority of the shares present, in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” each of the nominees for Class I, Class II and Class III Director, and a vote “FOR” ratification of the appointment of Vitale, Caturano & Company LTD as our independent public accountants for the fiscal year ending May 31, 2009.

By order of the Board of Directors

SofTech, Inc.

/s/ Jean J. Croteau

Jean J. Croteau

President
December 10, 2008

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. SOFTECH HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

TABLE OF CONTENTS

SECTION	DESCRIPTION	PAGE

1	Questions and Answers	1

2	General Information	4

3	Available Information	4

4	PROPOSAL NOS. 1-3: Election of Directors	4

5	Board of Directors	6

6	Management
	6.1 Directors and Executive Officers	11
	6.2 Section 16(a) Beneficial Ownership Reporting Compliance	12
	6.3 Executive Compensation	12
	6.4 Security Ownership of Certain Beneficial Owners and Management	14
	6.5 Certain Relationships and Related Transactions	14

7	PROPOSAL NO. 4: Ratification of Independent Public Accountants	16

8	Other Matters
	8.1 Stockholder Proposals	17
	8.2 Expenses of Solicitation	17
	8.3 Incorporation by Reference	18

9	Financial Matters and Annual Report on Form 10-K	18

SECTION 1

QUESTIONS AND ANSWERS

1.

Q:    What may I vote on?

A:

You may vote on each of the following proposals:

1.

ELECTION OF DIRECTORS

There are five nominees for election this year., one of whom is to be elected as a Class I Director (to serve until the next annual meeting of stockholders in 2010), two of whom are to be elected Class II Directors (to serve until the second succeeding annual meeting of stockholders in 2011), and two of whom are to be elected Class III Directors (to serve until the third succeeding annual meeting of stockholders in 2012).

Your Board unanimously recommends a vote FOR each of these nominees.

2.

RATIFICATION OF INDEPENDENT AUDITORS

Ratification will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. If the stockholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Vitale, Caturano & Company LTD as the Company's independent auditors.

2.

Q:    Who is entitled to vote?

A:

Shareholders of record as of the close of business on December 1, 2008 are entitled to vote at the Annual Meeting.

3.

Q:    How do I vote?

A:

You may vote either in person or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and in favor of ratification of the appointment of our independent auditor. You have the right to revoke your proxy at any time before the Meeting by:

(1)

filing with our Secretary before the taking of the vote at the Annual Meeting a written notice of revocation bearing a date later than the date of such proxy;

(2)

duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting; or

(3)

attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record you must obtain a proxy executed in your favor from your broker or other holder of record to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to SofTech, Inc., 59 Composite Way, Suite 401, Lowell, MA 01851, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

4.

Q:    How does discretionary authority apply?

A:

If you sign your proxy card, but do not make any selections, you give authority to Jean J. Croteau, President and Amy E. McGuire, CFO, to vote in their discretion on the proposals and any other matter that may properly come before the Meeting.

5.

Q:    Is my vote confidential?

A:

Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed and returned directly to the Company's transfer agent, Registrar and Transfer, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Registrar and Transfer to tabulate and certify the vote and except as required by law.

6.

Q:    What does it mean if I get more than one proxy card?

A:

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Registrar and Transfer at (908) 497-2300.

7.

Q:    How many shares can vote?

A:

As of the close of business on the record date, December 1, 2008, there were 12,213,236 shares of common stock issued and outstanding. Every holder of common stock as of the close of business on December 1, 2008, the record date, is entitled to one vote for each share held.

8.

Q:    What is a "quorum?"

A:

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a "quorum" at the Annual Meeting. There must be a quorum for the Meeting to be held.

9.

Q:    Who can attend the Annual Meeting?

A:

All shareholders that held shares of SofTech on December 1, 2008 can attend.

10.

Q:    How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Jean J. Croteau, President, and Amy E. McGuire, CFO, to vote on such matters at their discretion.

11.

Q:    Can a shareholder nominate someone to be a director of SofTech?

A:

Our bylaws do not provide a procedure for stockholders to nominate directors.  The Board of Directors does not currently have a standing nominating committee.  The Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors.  Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board and Committee attendance, performance and length of service.

12.

Q:    Who is soliciting proxies?

A.

The enclosed proxy is being solicited by the Board of Directors of SofTech on behalf of SofTech. The cost of the solicitation shall be borne by SofTech. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

13.

Q:    How much will this proxy solicitation cost?

A:

The total cost is estimated to be about $15,000, which consisting primarily of legal, printing, postage, and service fees related to the use of the Notice & Access model.   None of these funds will be used as compensation for solicitation.

SECTION 2

GENERAL INFORMATION

SofTech, Inc. a Massachusetts corporation, is a proven provider of product lifecycle management (PLM) solutions with its flagship ProductCenter™ PLM solution, and its computer-aided design and manufacturing (CAD/CAM) products, including CADRA™ and Prospector™.  SofTech's solutions accelerate products and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. SofTech excels in its sensible approach to delivering enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively.

Our principal offices are located at 59 Composite Way, Suite 401, Lowell, Massachusetts 01851, and our telephone number is (978) 513-2700.

SECTION 3

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning SofTech can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including SofTech) that file electronically with the Commission.

SECTION 4

PROPOSAL NOS. 1-3

ELECTION OF DIRECTORS

Introduction

Five individuals, all of whom are existing Directors, have been nominated to be elected at the Annual Meeting, one of whom is to be elected as a Class I Director (to serve until the next annual meeting of stockholders in 2010), two of whom are to be elected Class II Directors (to serve until the second succeeding annual meeting of stockholders in 2011), and two of whom are to be elected Class III Directors (to serve until the third succeeding annual meeting of stockholders in 2012). These nominees, if elected, will serve as Directors until the expiration of their respective terms and until their successors have been elected and qualified.

Nominees

Ronald A. Elenbaas

Age: 55

Director since 1996

Mr. Elenbaas’ term as a Class II Director expired in 2006, but he continues to serve until his successor is duly elected and qualified.  Mr. Elenbaas is currently Chairman of the Board of Humanex, LLC, a human resource strategic planning firm.  He also serves on the Boards of the Ocean Reef Medical Center and Greenleaf Trust, a Michigan chartered bank, and affiliate of Greenleaf Capital, Inc. a venture capital company that is our sole lender. Until recently, Mr. Elenbaas served as Chairman of the Board of the Ocean Reef Club. From 1975 to 2000, Mr. Elenbaas was employed by Stryker Corporation in various positions, most recently as President of Stryker Surgical Group, a division of Stryker Corporation.

Michael D. Elliston

Age: 46

Director since 2007

Mr. Elliston’s term as a Class III Director expires in 2008.  Mr. Elliston has served as Chief Financial Officer of Greenleaf Capital since 2008.  Prior to his position as Chief Financial Officer, Mr. Elliston was the Chief Accounting Officer of the Greenleaf Companies since June 2005.  From July 1991 until joining Greenleaf, Mr. Elliston was the Chief Financial Officer for Holly’s, Inc. and GR Hospitality, Inc., Michigan based Companies that owned and managed hotels.

Frederick A. Lake

Age: 73

Director since 2000

Mr. Lake’s term as a Class II Director expired in 2006, but he continues to serve until his successor is duly elected and qualified. Mr. Lake is a partner in the law firm of Lake, Stover & Schau, PLC, a Michigan based law firm. Mr. Lake has been with Lake, Stover & Schau, PLC, and its predecessors for more than five years. Mr. Lake’s firm also serves as corporate counsel to the Greenleaf Companies.

William D. Johnston

Age: 61

Director since 1996

Mr. Johnson’s term as a Class III Director expires in 2008.  Mr. Johnston has served as Chairman of the Company since 1996.  Mr. Johnston is President, Chairman and CEO of the Greenleaf Companies, an affiliate of Greenleaf Capital, Inc., a venture capital company that is our sole lender. In addition to venture capital, Greenleaf Companies’ businesses include delivering management services to the host industry and commercial real estate development. Mr. Johnston has served as President, Chairman and CEO of the Greenleaf Companies since 1991.

Timothy L. Tyler

Age: 54

Director since 1996

Mr. Tyler’s term as a Class I Director expired in 2007, but he continues to serve until his successor is duly elected and qualified.  Mr. Tyler has served since 1995 as President of Borroughs Corporation, a privately held, Michigan-based business that designs, manufactures and markets industrial and library shelving units, metal office furniture and check out stands primarily in the United States. Mr. Tyler served as President and General Manager of Tyler Supply Company from 1979 to 1995.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF TIMOTHY L. TYLER AS A CLASS I DIRECTOR, RONALD A. ELENBAAS AND FREDERICK A. LAKE AS CLASS II DIRECTORS, AND WILLIAM D. JOHNSTON AND MICHAEL D. ELLISTON AS CLASS III DIRECTORS.

SECTION 5

BOARD of DIRECTORS

Structure and Operation of the Board of Directors:    The following is a brief description of the structure and certain functions of our Board of Directors (the “Board of Directors” or "Board"):

•

The Class I Director will serve until the next annual meeting of stockholders in 2010 or until the Director's successor is duly elected or qualified, subject to earlier resignation

•

The Class II Directors will serve until the second succeeding annual meeting of stockholders in 2011 or until their respective successor is duly elected or qualified, subject to earlier resignation

•

The Class III Directors will serve until the third succeeding annual meeting of stockholders in 2012 or until their respective successor is duly elected or qualified, subject to earlier resignation

The Board currently consists of five non-employee directors, each of whom has been nominated for election at the Annual Meeting.

The Board usually meets in scheduled meetings either in person or via conference telephone call.

The Board of Directors held 2 meetings during the fiscal year ended May 31, 2008.   Each of the directors attended more than 75% of the regularly scheduled meetings of the Board of Directors.

Structure and Operation of the Board:

We do not have standing audit, compensation or nominating committees of our Board.  However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee.  The following is a brief description of these functions of the Board:

Nomination of Directors

The Board of Directors does not currently have a standing nominating committee. The Board believes that it is not necessary to have a separate nominating committee given that the Board is comprised solely of non-management directors.  The full Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Board candidates are typically identified by existing directors or members of management.  Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing Director for re-election to the Board of Directors, the Directors will consider and review an existing director's Board attendance, performance and length of service.   The Board of Directors will consider director candidates recommended by security holders.  Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board.  For information concerning the procedures to be followed by security holders in recommending candidates, please refer to the information under the caption “Stockholder Proposals.”  All of the nominees for Class I, Class II and Class III directors were recommended by the full Board, which is comprised solely of non-employee directors.

Audit Committee Related Function

The Board of Directors reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Board deems appropriate. During fiscal 2008, the Board met one time with respect to Audit Committee related matters.  Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the NASDAQ regarding Audit Committee related matters.

The Board currently consists of five non-employee Directors: Messrs. Johnston, Elenbaas, Tyler, Elliston and Lake. Jean Croteau, President, and Amy McGuire, Chief Financial Officer, usually participate in Board meetings when requested. The Board has determined that Mr. Elliston qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission. The functions of the Board with respect to Audit related functions include:

•

Selecting our independent auditors

•

Reviewing the results and scope of the audit and other services provided by our independent auditors

•

Reviewing and evaluating our audit and control functions

Report of Board on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Board obtained from the Company's independent auditors, Vitale, Caturano & Company LTD, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

The Board of Directors of the Company reported the following:

1.

The Board has reviewed and discussed the audited financial statements as of and for the fiscal year ended May 31, 2008, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements;

2.

The Board has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

3.

The Board has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended May 31, 2008.

Members of the Board:

Ronald A. Elenbaas

Michael Elliston

William D. Johnston

Frederick A. Lake

Timothy L. Tyler

Compensation Committee Related Function

The Board of Directors does not currently have a standing compensation committee. The Board believes that it is not necessary to have a separate compensation committee given that the Board is comprised solely of non-management directors. The full Board of Directors currently has the responsibility of reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of SofTech.

The Company's executive compensation program is administered by the Board, which determines the compensation of the President and Chief Financial Officer of the Company. In reviewing the compensation of the individual executive officers, the Board considers the recommendations of the President, published compensation surveys and current market conditions.

Executive Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, and stock option plan.

Base Salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other software development companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

Bonus Plan.    The President and Chief Financial Officer participate in incentive plans which compensate these individuals in the form of cash bonuses. Awards under these plans are based on the attainment of specific Company and individual performance measures established by the Board at the beginning of the fiscal year. For the fiscal year ended May 31, 2008, these executive officers earned bonuses calculated in accordance with those plans as identified within this proxy statement in the table appearing under the heading, Executive Compensation.

Incentive Compensation Plan.    The Company's 1994 Stock Option Plan  (the "1994 Stock Option Plan"), was designed to align a portion of the executive compensation program with stockholder interests by providing for the grant of options to employees, directors, officers and consultants to purchase up to 1,000,000 shares of Common Stock of the Company. The 1994 Stock Option Plan was adopted at the Annual Meeting of Stockholders on November 1, 1994 and was closed to new awards during 2004.

Jean Croteau and Victor Bovey were awarded stock options under the 1994 Stock Option Plan in prior years. While the 1994 Stock Option Plan is closed to new stock option awards, the Board believes that the existing awards to the executive officers provide the proper incentive for Company performance. The Board does not presently contemplate establishing an additional stock option plan.

Director Compensation.    From fiscal 1998 through fiscal year 2004, the company awarded non-employee Directors options in lieu of cash remuneration for their services. Directors are not paid any fees or additional compensation for service as members of the Board of Directors or any committee thereof.

Pursuant to the Company's 1994 Stock Option Plan non-employee Directors were granted non-qualified options to purchase shares of Common Stock of the Company. The Board administers the 1994 Stock Option Plan. Under the Plan, all non-employee Directors received 10,000 options upon appointment to the Board and received 3,000 options on the anniversary date of the initial award for as long as the Director served the Company in that capacity. Such options vested over a five year period in equal increments and have an expiration date ten years after award. Stock options typically terminate upon a Director leaving his or her position for any reason other than death or disability.

The 1994 Stock Option Plan terminated in 2004 and therefore no additional stock option awards could be made from that Plan. It is the intention of the Board to establish a cash remuneration award for Directors in exchange for their Board services. However, no plan has been established at this time.

Compensation Committee Interlocks And Insider Participation

As disclosed above, the Board of Directors made the determinations about executive compensation for the fiscal year ended May 31, 2008.   The Board is comprised solely of non-employee directors and no director is a former employee of the Company.  As disclosed above, our President makes recommendations to the Chairman of Board about the compensation of executive officers.

William D. Johnston, who has been one of our directors since September 1996, is the President and sole principal of Greenleaf Companies, which owns Greenleaf Capital.  We have, over the last several years entered into various financing arrangements with Greenleaf Capital, which is the beneficial owner of 44.5% of our common stock. Greenleaf Capital is our sole external source of capital. In addition, Greenleaf provides advisory services to us and its Chief Financial Officer serves on our board of directors.

During fiscal 2000, we entered into an $11.0 million borrowing arrangement (“Promissory Note”) with Greenleaf Capital ("Greenleaf"). On November 8, 2002, we amended the Promissory Note. Under the amended agreement we increased our borrowing from $11.0 million to $15.0 million. In addition, the interest rate was reduced from 9.75% to Prime Rate plus 2.25%. Principal and interest is payable monthly and the Promissory Note has a 15-year loan amortization with the remaining principal of approximately $10,316,000 due in a single payment on June 12, 2009 (the maturity date of the Note).

In addition, we have a $3.0 million Revolving Line of Credit with Greenleaf. This facility is used to supplement cash flows from operations to meet our short term capital needs. The interest rate on the Revolving Line of Credit is Prime Rate plus 2.25%.  Amounts borrowed under this facility are due annually in June unless otherwise extended. As of May 31, 2008, the principal balance under the revolving line was $2,421,000.  On June 1, 2008, Greenleaf agreed to extend the due date on the revolving line of credit to June 2009.  Maturities of debt obligations, as amended, during fiscal years ending May 31, 2009 and 2010 are $1,646,000 and $11,091,000, respectively.

During fiscal year 2000, we entered into a debt conversion agreement with Greenleaf. Under the terms of this agreement, we have the right to repurchase up to 4,054,424 shares at the average price of $1.233 per share. There is no expiration to this repurchase right.

During fiscal 2008, the largest monthly payment to Greenleaf for principal and interest, respectively, was $124,157 and $119,773. The amount of principal outstanding at May 31, 2008 and November 30, 2008 was $12.7 million and $11.9 million, respectively. The interest rate at May 31, 2008 was 7.25% per annum.  In addition, we paid an aggregate of $306,250 in management fees to Greenleaf during fiscal 2008.   Under our agreement with Greenleaf, among other obligations, we were required to pay Greenleaf an annual management fee of approximately $500,000 (for management advisory services and available debt facilities).  In March, 2008 we amended the agreement.  Under the terms of the amendment, Greenleaf agreed to waive the monthly management fee (approximately $44,000) for a three month period effective January 1, 2008, with such waiver to renew automatically for additional three month periods, unless Greenleaf notifies us in writing at least thirty days prior to expiration of a three month period that it is terminating its waiver.  As of this date, we have received no such notice of termination from Greenleaf.  If Greenleaf were to terminate its waiver, there would be a substantial increase in our operating expenses. Notwithstanding the amendment, we intend to continue to pay Greenleaf $44,000 per month (the amount that was otherwise payable under the agreement) which will be applied as additional principal payments towards the principal amount owing to Greenleaf pursuant to the Promissory Note we previously issued to it. Greenleaf Trust also serves as the trustee and investment advisor for our 401-K Plan.

Because of our financial relationship with Greenleaf, neither Mr. Johnston nor Mr. Elliston is considered “independent” within the meaning of the Nasdaq Stock Market’s independence rule applicable to audit committee members. Messrs. Tyler, Lake and Elenbaas, representing a majority of our Board of Directors and our Audit Committee, are considered “independent” within the meaning of the Nasdaq Stock Market’s independence rule applicable to audit committee members.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of SofTech should send an email to investors@softech.com or write or telephone Jean J. Croteau at the Company's corporate offices:

Jean J. Croteau

SofTech, Inc.

59 Composite Way, Suite 401

Lowell, Massachusetts 01851

Telephone: (978) 458-3420

Facsimile: (978) 851-4806

All such communication must state the type and amount of Company securities held by the Shareholders and must clearly state that the communication is intended to be shared with the Board of Director.  Mr. Croteau will forward all such communication to the members of the Board.

Code of Ethics

SofTech has adopted a code of ethics that applies to the Principal Executive Officer, Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on the Company's website at www.softech.com.

SECTION 6

MANAGEMENT

6.1  Directors and Executive Officers

The following table sets forth certain information with respect to the Directors and Officers of SofTech as of December 1, 2008:

Name	Age	Position	Director/ Officer Since
Ronald A. Elenbaas	55	Director	1996
William D. Johnston	61	Chairman of the Board of Directors	1996
Timothy L. Tyler	54	Director	1996
Michael D. Elliston	46	Director	2007
Frederick A. Lake	73	Director	2000
Jean J. Croteau	52	President	2001
Victor G. Bovey	51	Vice President of Engineering	2000
Amy E. McGuire	33	Chief Financial Officer	2007

The biographical information of each of the following directors is set forth above under the caption “Proposal 1 - 3 Election of Directors:”

Ronald A. Elenbaas

William D. Johnston

Timothy L. Tyler

Michael Elliston

Frederick A. Lake

Following is biographical information concerning each of our officers:

Jean J. Croteau - Mr. Croteau was appointed our President in January of 2007.  He was formerly our Vice President, Operations from July 2001 to January 2007. He started with us in 1981 as Senior Contracts Administrator and was promoted to various positions of greater responsibilities until his departure in 1995. Mr. Croteau rejoined us in 1998. From 1995 through 1998 he served as the Director of Business Operations for the Energy Services Division of XENERGY, Inc.

Victor G. Bovey - Mr. Bovey was appointed our Vice President of Engineering in March of 2000. He started with us in November 1997 as Director of Product Development. Prior to his employment with us, he was employed for thirteen years with CIMLINC Incorporated in various engineering and product development positions.

Amy E. McGuire - Mrs. McGuire was appointed our Chief Financial Officer in January of 2007. She joined us as an Accounting Manager in 2002 when we acquired Workgroup Technology Corporation (“WTC”).  She became our Corporate Controller in August 2004. She was employed by WTC for 5 years prior to the acquisition.

6.2   Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of any such reports furnished to us and on written representations that there were no changes in beneficial ownership, during the fiscal year ended May 31, 2008, none of the Section 16 reporting persons failed to file on a timely basis reports required by Section 16(a) of the Exchange Act with respect to our most recent fiscal year.

6.3  Executive Compensation

Directors were not paid any fees or other compensation for service as members of the Board of Directors during fiscal 2008.

Pursuant to our 1994 Stock Option Plan, non-employee Directors were eligible to be granted non-qualified options to purchase shares of our Common Stock. The Board of Directors administers the 1994 Stock Option Plan. Stock options typically terminate upon a Director leaving his or her position for any reason other than death or disability. No option may be exercised after the expiration of ten years from its date of grant. No new options could be granted under this Plan after 2004. Thus, no option awards were made in fiscal 2008.

The following table shows the amount of compensation we paid to our Principal Executive Officer and the other two most highly compensated Officers, for services rendered during each of the last two fiscal years (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and
Principal	Fiscal			All Other	Total
Position	Year	Salary($)	Bonus($)	Compensation(1)	Compensation

Jean Croteau -	2008	190,000	60,000	31,615	281,615
President	2007	186,437	40,000	42,590	269,027

Victor G. Bovey -	2008	100,833	-	2,017	102,850
Vice President, Research & Development	2007	120,800	-	2,416	123,216

Amy E. McGuire -	2008	91,920(2)	30,000	1,708	123,628
Chief Financial Officer	2007	85,667	30,000	1,783	117,450

Joseph P. Mullaney -	2008	-	-	-	-
Former President and COO (Resigned January 2007)	2007	156,240	-	12,500	168,740

(1)

Reflects our contributions to each of the Named Executive's accounts under our 401(k) plan (and, with respect to Mr. Croteau, in addition, $27,815 and $38,790 in sales commissions paid with respect to 2008 and 2007, respectively.  With respect to Mr. Mullaney, also includes imputed compensation related to the non-interest bearing note receivable described in Note H to the financial statements in the accompanying Annual Report.

(2)

Includes short term disability income related to maternity leave.

Narrative Compensation Disclosure

None of our executives are subject to employment contracts; however our President is eligible to receive sales commission and both our President and our CFO are eligible to receive bonuses at the discretion of the Board of Directors pursuant to their individual bonus plans.  The President is eligible to receive quarterly commissions based on 1.5% of product license revenue and an annual bonus based upon improving our financial position.  The CFO is eligible to receive an annual bonus based upon the achievement of specific tasks and objectives.

Option Grants In The Last Fiscal Year

No Stock Appreciation Rights ("SARs") or options to purchase our stock have been granted to the Named Executive Officers during fiscal year 2008.

Outstanding Equity Awards At Fiscal Year End

The following table sets forth certain information concerning outstanding equity awards at fiscal year end (May 31, 2008).

Name	Number of Securities underlying unexercised options #Exercisable	Number of Securities underlying unexercised options #Unexercisable	Option Exercise Price	Option Expiration Date
Victor G. Bovey	15,000	--	$ .90	11/28/11
Jean J. Croteau	50,000	--	.90	11/28/11

The following table summarizes securities authorized for issuance under equity compensation plans:

Equity Compensation Plan Information

	Number of shares to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares securities available for future issuances under Plan
Plan category
Approved by Shareholders	229,000	$ .28	--

Not approved by Shareholders	--	N/A	--

6.4  Security Ownership Of Certain Beneficial Owners And Management

As of December 1, 2008, there were 12,213,236 shares of our common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote.  The record date for determining those shareholders entitled to Notice of and to vote at the Annual Meeting is December 1, 2008. The following table provides Information concerning beneficial ownership of our Common Stock, as of December 1, 2008, for (i) each person named in the "Summary Compensation Table" as a Named Executive, (ii) each Director and (iii) each person who beneficially owns five million or more shares of our common stock, and (IV) all Directors and executive officers of the Company as a group.

	Amount and nature of	Percentage of
Name of Beneficial Owner (1) (2)	Class	Beneficial Ownership

Jean Croteau, President	50,000(3)	*
Victor G. Bovey, VP Engineering	35,350(3)	*
William Johnston, Chairman	5,439,643(3)(4)	44.5
Timothy L. Tyler, Director	11,400(3)	*
Ronald Elenbaas, Director	54,100(3)	*
Frederick Lake, Director	15,400(3)	*
All Directors and executive officers,
as a group (6 persons)	5,800,212(5)	45.7%

*

Less than one percent (1%).

(1)

Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)

There were 12,213,236 shares outstanding on December 1, 2008. In addition, 214,600 shares issuable upon exercise of stock options held by certain Directors and executive officers of the Company are deemed to be outstanding as of December 1, 2008 for purposes of certain calculations in this table. See notes 3, 4 and 5 below.

(3)

Includes shares issuable under stock options as follows: Mr. Croteau - 50,000; Mr. Bovey - 15,000; Mr. Johnston – 11,400; Mr. Tyler – 11,400; Mr. Elenbaas – 11,400; and Mr. Lake – 15,400.

(4)

Mr. Johnston’s business address is Greenleaf Capital, 211 South Rose Street, Kalamazoo, Michigan, 49007.

(5)

Includes 114,600 shares issuable upon exercise of stock options held by all Directors and officers as a group.

6.5  Certain Relationships And Related Transactions

We have, over the last several years entered into various financing arrangements with Greenleaf Capital, which is the beneficial owner of 44.5% of our common stock. Greenleaf Capital is our sole external source of capital. William D. Johnston, who has been one of our Directors since September 1996, is the President and sole principal of Greenleaf Companies, which owns Greenleaf Capital.   In addition, Greenleaf provides advisory services to us and its Chief Accounting Officer serves on our Board of Directors.

During fiscal 2000, we entered into an $11.0 million borrowing arrangement (“Promissory Note”) with Greenleaf Capital ("Greenleaf"). On November 8, 2002, we amended the Promissory Note. Under the amended agreement we increased our borrowing from $11.0 million to $15.0 million. In addition, the interest rate was reduced from 9.75% to Prime Rate plus 2.25%. Principal and interest is payable monthly and the Promissory Note has a 15-year loan amortization with the remaining principal of approximately $10,316,000 due in a single payment on June 12, 2009 (the maturity date of the Note).

In addition, we have a $3.0 million Revolving Line of Credit with Greenleaf. This facility is used to supplement cash flows from operations to meet our short term capital needs. The interest rate on the Revolving Line of Credit is Prime Rate plus 2.25%.  Amounts borrowed under this facility are due annually in June unless otherwise extended. As of May 31, 2008, the principal balance under the revolving line was $2,421,000.  On June 1, 2008, Greenleaf agreed to extend the due date on the revolving line of credit to June 2009. Maturities of debt obligations, as amended, during fiscal years ending May 31, 2009 and 2010 are $1,646,000 and $11,091,000, respectively.

During fiscal year 2000, we entered into a debt conversion agreement with Greenleaf. Under the terms of this agreement, we have the right to repurchase up to 4,054,424 shares at the average price of $1.233 per share. There is no expiration to this repurchase right.

During fiscal 2008, the largest monthly payment to Greenleaf for principal and interest, respectively, was $124,157 and $119,773. The amount of principal outstanding at May 31, 2008 and November 30, 2008 was $12.7 million and $11.9 million, respectively. The interest rate at May 31, 2008 was 7.25% per annum.  In addition, we paid an aggregate of $306,250 in management fees to Greenleaf during fiscal 2008.   Under our agreement with Greenleaf, among other obligations, we were required to pay Greenleaf an annual management fee of approximately $500,000 (for management advisory services and available debt facilities).  In March, 2008 we amended the agreement.  Under the terms of the amendment, Greenleaf agreed to waive the monthly management fee (approximately $44,000) for a three month period effective January 1, 2008, with such waiver to renew automatically for additional three month periods, unless Greenleaf notifies us in writing at least thirty days prior to expiration of a three month period that it is terminating its waiver.  As of this date, we have received no such notice of termination from Greenleaf.  If Greenleaf were to terminate its waiver, there would be a substantial increase in our operating expenses. Notwithstanding the amendment, we intend to continue to pay Greenleaf $44,000 per month (the amount that was otherwise payable under the agreement) which will be applied as additional principal payments towards the principal amount owing to Greenleaf pursuant to the Promissory Note we previously issued to it. Greenleaf Trust also serves as the trustee and investment advisor for our 401-K Plan.

Because of our financial relationship with Greenleaf, neither Mr. Johnston nor Mr. Elliston is considered “independent” within the meaning of the Nasdaq Stock Market’s independence rule applicable to audit committee members.  Messrs. Tyler, Lake and Elenbaas, representing a majority of our Board of Directors and our Audit Committee, are considered “independent” within the meaning of the Nasdaq Stock Market’s independence rule applicable to audit committee members.

SECTION 7

PROPOSAL NO.  4

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Vitale, Caturano & Company LTD serves as our outside auditor and tax preparer.

The aggregate fees billed by Vitale, Caturano & Company LTD for each of the last two fiscal years for professional services rendered to the Company are as follows:

	Audit Fees (Includes Form Q Reviews & Consents)	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal year ended May 31, 2008	$104,500	$—	$28,000	$—
Fiscal year ended May 31, 2007	$98,000	$—	$20,000	$—

The Company's Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Board pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.   The Company's Board of Directors approved approximately 100% of the services described in the table above.

Vitale, Caturano & Company LTD served as our principal independent public accounting firm for the fiscal year ended May 31, 2008.   The Board of Directors has selected the firm of Vitale, Caturano & Company LTD to continue as the Company's independent public accountant for the fiscal year ending May 31, 2009.

Votes Required to Ratify Accountants; Board Recommendation

Ratification of Vitale, Caturano & Company LTD‘s appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote. If the stockholders do not ratify the selection of the Company's independent public accountants, the Board of Directors may reconsider its selection.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF VITALE, CATURANO & COMPANY LTD AS THE COMPANY'S INDEPENDENT AUDITORS.

SECTION 8

OTHER MATTERS

8.1  Stockholder Proposals

Deadline for Submission of Stockholder Proposals and Recommendations for Director

Stockholder proposals for inclusion in our proxy materials for the 2010 annual meeting of stockholders must be received by us no later than August 10, 2009. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that stockholders otherwise desire to introduce at our annual meeting in 2010, without inclusion in our proxy statement for that meeting. Written notice of such stockholder proposals for such annual meeting must be received by our Secretary and with respect to proposals for the nomination of directors should be received by our Board of Directors at 59 Composite Way, Suite 401, Lowell, Massachusetts 01851, not later than October 26, 2009 and must not have been received earlier than September 26, 2009 in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. If a stockholder who wishes to present such a proposal fails to notify us within this time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent to be named in the proxy statement and serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing stockholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The stockholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

8.2  Expenses Of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

8.3  Incorporation By Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Report of the Board of Directors on Executive Compensation,” “Report of the Board of Directors on Audit Related Matters” shall not be deemed to be so incorporated, unless specifically provided in any such filing.

SECTION 9

FINANCIAL MATTERS AND FORM 10-K REPORT

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO:  AMY MCGUIRE, CFO, SOFTECH, INC., 59 COMPOSITE WAY, SUITE 401, LOWELL, MASSACHUSETTS 01851. ALTERNATIVELY, A BENEFICIAL OWNER MAY ACCESS THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED, ON THE COMPANY’S INTERNET WEBSITE AT: HTTP://WWW.SOFTECH.COM/ANNUALMEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 21, 2009:

The Proxy Statement and the SofTech Annual Report for the fiscal year ended May 31, 2008 are available at www.softech.com/annualmeeting.

APPENDIX A

REVOCABLE PROXY

SOFTECH, INC.

X	PLEASE MAKE VOTES
	AS IN THIS EXAMPLE					With-	For all
					For	hold	Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			1.	Election of Directors

The undersigned stockholder of SofTech, Inc., a Massachusetts corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated December 10, 2008. The undersigned hereby appoints Jean J. Croteau, President, and Amy E. McGuire, CFO, as attorneys and proxies with full power of substitution  to represent the undersigned at the Annual Meeting of stockholders of the Company to be held at 59 Composite Way, Suite 401, Lowell, Massachusetts 01851, on January 21, 2009 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

To elect one (1) Class I Director to serve until the next annual meeting of stockholders in 2010 and until his successor is elected and qualified:

Timothy L. Tyler

To elect two (2) Class II Directors to serve until the second succeeding annual meeting of stockholders in 2011 and until their successors are elected and qualified:

Ronald A. Elenbaas

Frederick A. Lake

To elect two (2) Class III Directors to serve until the third succeeding annual meeting of stockholders in 2012 and until their successors are elected and qualified:

William D. Johnston             Michael D. Elliston

INSTRUCTION: To withhold authority to vote for any individual  nominee(s), mark “For All Except” and write each such nominee’s name in the space provided below.

					For	Against	Abstain
			2.	To ratify the appointment of Vitale, Caturano & Company LTD, as our independent public accountants for the fiscal year ending May 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTANTS.

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTANTS.

Please be sure to date and sign this proxy card in the box below.		Date

Sign above

Detach above card, sign, date and mail in postage paid envelope provided.

SOFTECH, INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Those signing as an executor, administrator, trustee, guardian, or attorney must so indicate. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership, the corporation or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO SOFTECH, INC., 59 COMPOSITE WAY, SUITE 401, LOWELL, MASSACHUSETTS 01851. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

APPENDIX B

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

(For Persons Who Hold Shares in “Street Name”)

SOFTECH, INC.		Shareholder Meeting to be held on Jan 21, 2009
**IMPORTANT NOTICE**		Proxy Material Available	B A R C O D E
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.		1. Annual Report 2. Notice & Proxy Statement

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

PROXY MATERIAL – VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquires will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before January 02, 2009.
BROKER LOGO HERE

HOW TO VIEW MATERIAL VIA THE INTERNET
Return address line 1		Have the 12 Digit Control number(s) available and visit: www.proxyvote.com.
Return address line 2
Return address line 3
51 MERCEDES WAY EDGEWOOD NY 11717		HOW TO REQUEST A COPY OF MATERIAL
1) BY INTERNET – www.proxyvote.com
2) BY TELEPHONE – 1-800-579-1639
Investor Address Line 1	1 OF 2 12 15	3) BY E-MAIL* – sendmaterial@proxyvote.com
Investor Address Line 2
Investor Address Line 3		* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1		Broadridge Internal Use Only

Job # Envelope #
Sequence #
0000004199_1 R200803.14		# of Sequence #

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How to Vote

Meeting Type :	Annual Meeting	Vote In Person
Meeting Date:	January 21, 2009

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Meeting Time:	10:00 AM EST
For holders as of:	December 01, 2008

Meeting Location :
SofTech, Inc.
59 Composite Way
Suite 401
Lowell, Massachusetts 01851

Vote By Internet
To vote now by Internet go to www.proxyvote.com. Please refer to the proposals and follow the instructions

0000004199_1 R200803.14
Broadridge Internal Use Only

Job #
Envelope #
Sequence #
# of Sequence #

Voting Items
The Board for Directors recommends that you vote “For” the following.

1.	Elections of Directors
Nominees
01 Timothy Tyler CLI	02 Ronald Elenbaas CLII	03 Frederick Lake CLII	04 William Johnston CLIII	05 Michael Elliston CLIII
B A R C O D E
The Board of Directors Recommends you vote FOR the following proposal(s).

2			To ratify the appointment of Vitale, Caturano and Company LTD, as out independent public accountants for the fiscal year ending May 31, 2009.

Note: Such other business as may properly come before the meeting or any adjournment thereof.

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0000004199_1 R200803.14

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0000004199_1   R200803.14